Exhibit 99.1

Third Quarter 2002 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 29, 2002 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 29, 2002 conference call might not occur.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The company operates as a self-administered real estate investment trust. As of September 30, 2002, the company’s stabilized portfolio consisted of 91 office buildings and 62 industrial buildings, which encompassed an aggregate of 7.6 million and 5.2 million square feet, respectively, and was 93.1% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd, Suite 200
John R. D'Eathe		Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey		Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart		Kathy M. Delgado	Sr. VP Marketing and Leasing	(310) 481-6580
John B. Kilroy, Jr.		John T. Fucci	Sr. VP Asset Management	Web: www.kilroyrealty.com
Dale F. Kinsella		Tyler H. Rose	Sr. VP and Treasurer	E-mail: investorrelations@kilroyrealty.com
		Steve Scott	Sr. VP San Diego Development
		Justin Smart	Sr. VP Los Angeles Development
		Ann Marie Whitney	Sr. VP and Controller

Equity Research Coverage

A.G. Edwards & Sons, Inc.		Green Street Advisors
David AuBuchon	(314) 955-5452	Jim Bracken	(949) 640-8780

Banc of America Securities LLC		McDonald Investments Inc.
Lee Schalop	(212) 847-5677	Anatole Pevnev	(216) 263-4783

Credit Suisse First Boston		Merrill Lynch & Co., Inc.
Larry Raiman	(212) 538-2380	Rahul Bhattacharjee	(212) 449-1920

Deutsche Bank Securities Inc.		Prudential Securities
Lou Taylor	(212) 469-4912	Jim Sullivan	(212) 778-2515

Friedman, Billings, Ramsey & Co., Inc.		UBS Warburg
David Loeb	(703) 469-1289	Stuart Seeley	(212) 713-9771

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2002		6/30/2002		3/31/2002		12/31/2001		9/30/2001
INCOME ITEMS (Including Discontinued Operations):
Revenues	$51,111		$51,265		$52,635		$49,598		$51,446
Net Straight Line Rent	1,948		(97)		1,637		2,271		1,928
Lease Termination Fees	51		0		1,270		9		27
Net Operating Income	38,669		39,254		40,416		38,525		38,880
EBITDA	35,783		35,692		40,617		34,232		34,738
Capitalized Interest and Loan Fees	3,451		3,359		3,837		3,757		3,109
Net Income	7,885		4,957		13,507		7,625		9,283
Funds From Operations	23,170		23,358		27,153		20,933		20,512
Funds Available for Distribution	19,285		22,595		26,368		14,944		16,753

Net Income per share—diluted	$0.28		$0.18		$0.49		$0.28		$0.34
Funds From Operations per share—diluted	$0.72		$0.73		$0.89		$0.68		$0.67
Funds Available for Distribution per share—diluted	$0.60		$0.70		$0.86		$0.49		$0.55
Dividend per share	$0.495		$0.495		$0.495		$0.480		$0.480

RATIOS (Including Discontinued Operations):
Operating Margins	75.2%		76.2%		77.0%		77.8%		74.8%
Interest Coverage Ratio(1)	4.0	x	4.1	x	4.3	x	3.5	x	3.3	x
Fixed Charge Coverage Ratio(2)	2.9	x	2.9	x	3.2	x	2.6	x	2.5	x
FFO Payout Ratio(3)	68.7%		68.0%		55.8%		69.9%		71.3%
FAD Payout Ratio(4)	82.6%		70.3%		57.5%		97.9%		87.4%

	9/30/2002		6/30/2002		3/31/2002		12/31/2001		9/30/2001
ASSETS:
Investments in Real Estate before Depreciation	$1,697,580		$1,678,839		$1,661,622		$1,600,994		$1,581,637
Total Assets	1,518,313		1,510,577		1,505,929		1,457,229		1,460,722

CAPITALIZATION:
Total Debt	$773,268		$761,302		$741,186		$714,587		$722,688
Total Preferred Stock(5)	155,000		155,000		155,000		155,000		155,000
Total Market Equity Value(5)	762,628		860,409		903,565		800,894		760,651
Total Market Capitalization(5)	1,690,896		1,776,711		1,799,751		1,670,481		1,638,339
Total Debt / Total Market Capitalization	45.7%		42.8%		41.2%		42.8%		44.1%
Total Debt and Preferred / Total Market Capitalization	54.9%		51.6%		49.8%		52.1%		53.6%

(1)	Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization.
(2)
Calculated as income from operations before interest expense and depreciation and amortization divided by interest expense plus loan cost amortization and current year paid and accrued preferred dividends.

(3)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds From Operations.
(4)	Calculated as current year dividends paid and accrued to common shareholders divided by Funds Available for Distribution.
(5)	See “Capital Structure” on page 23.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Consolidated Balance Sheets
(unaudited, $ in thousands)

	9/30/2002	6/30/2002	3/31/2002	12/31/2001
ASSETS:
Land and improvements	$297,305	$285,585	$277,842	$269,366
Buildings and improvements	1,290,575	1,220,923	1,179,214	1,140,499
Undeveloped land and construction in progress, net	109,700	172,331	204,566	191,129

Total investment in real estate	1,697,580	1,678,839	1,661,622	1,600,994
Accumulated depreciation and amortization	(270,951)	(259,676)	(248,702)	(241,665)

Investment in real estate, net	1,426,629	1,419,163	1,412,920	1,359,329
Cash and cash equivalents	9,878	12,663	10,432	16,487
Restricted cash	7,348	5,811	5,984	5,413
Current receivables, net	2,779	3,041	2,921	4,770
Deferred rent receivables, net	28,422	26,470	26,568	27,381
Deferred leasing costs, net	30,532	30,313	32,972	33,120
Deferred financing costs, net	6,873	7,596	9,236	3,948
Prepaid expenses and other assets	5,852	5,520	4,896	6,781

TOTAL ASSETS	$1,518,313	$1,510,577	$1,505,929	$1,457,229

LIABILITIES AND STOCKHOLDERS' EQUITY:
Liabilities:
Secured debt	$473,268	$455,302	$457,186	$459,587
Unsecured line of credit	300,000	306,000	284,000	155,000
Unsecured term facility				100,000
Accounts payable, accrued expenses and other liabilities	37,766	39,016	49,745	53,879
Accrued distributions	15,922	15,891	15,163	14,634
Rents received in advance, tenant security deposits and deferred revenue	20,143	16,737	14,593	15,955

Total liabilities	847,099	832,946	820,687	799,055

Minority Interests:
8.075% Series A Cumulative Redeemable Preferred unitholders	73,716	73,716	73,716	73,716
9.375% Series C Cumulative Redeemable Preferred unitholders	34,464	34,464	34,464	34,464
9.250% Series D Cumulative Redeemable Preferred unitholders	44,321	44,321	44,321	44,321
Common unitholders of the Operating Partnership	68,522	72,415	74,477	49,176
Minority interest in Development LLCs				15,869

Total minority interests	221,023	224,916	226,978	217,546

Stockholders’ Equity:
Common stock	278	277	275	274
Additional paid-in capital	503,184	499,196	494,354	479,295
Distributions in excess of earnings	(48,020)	(42,079)	(33,305)	(33,163)
Accumulated net other comprehensive loss	(5,251)	(4,679)	(3,060)	(5,778)

Total stockholders' equity	450,191	452,715	458,264	440,628

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$1,518,313	$1,510,577	$1,505,929	$1,457,229

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2002	2001	% Change	2002	2001	% Change
REVENUES:
Rental income	$45,481	$44,826	1.5%	$134,872	$134,902	(0.0%)
Tenant reimbursements	5,280	5,882	(10.2%)	17,576	17,537	0.2%
Interest income	80	170	(52.9%)	451	883	(48.9%)
Other income	211	383	(44.9%)	1,678	6,173	(72.8%)

Total revenues	51,052	51,261	(0.4%)	154,577	159,495	(3.1%)

EXPENSES:
Property expenses	7,931	7,879	0.7%	23,148	22,193	4.3%
Real estate taxes	4,061	4,087	(0.6%)	11,938	12,425	(3.9%)
General and administrative expenses	2,966	2,796	6.1%	9,582	8,870	8.0%
Ground leases	319	379	(15.8%)	1,035	1,146	(9.7%)
Interest expense	8,966	10,605	(15.5%)	27,025	31,879	(15.2%)
Depreciation and amortization(1)	14,744	12,838	14.8%	46,060	39,079	17.9%

Total expenses	38,987	38,584	1.0%	118,788	115,592	2.8%

INCOME FROM CONTINUING OPERATIONS BEFORE NET GAINS ON DISPOSITIONS	12,065	12,677	(4.8%)	35,789	43,903	(18.5%)
Net gains on dispositions of operating properties		2,468	(100.0%)	896	4,007	(77.6%)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	12,065	15,145	(20.3%)	36,685	47,910	(23.4%)

MINORITY INTERESTS:
Distributions on Cumulative Redeemable
Preferred units	(3,375)	(3,375)	0.0%	(10,125)	(10,125)	0.0%
Minority interest attributable to continuing operations	(1,184)	(1,018)	16.3%	(3,656)	(3,643)	0.4%
Recognition of previously reserved Development LLC preferred return				3,908		100.0%
Minority interest in earnings of Development LLCs		(1,547)	(100.0%)	(1,024)	(2,152)	(52.4%)

Total minority interests	(4,559)	(5,940)	(23.2%)	(10,897)	(15,920)	(31.6%)

INCOME FROM CONTINUING OPERATIONS	7,506	9,205	(18.5%)	25,788	31,990	(19.4%)

DISCONTINUED OPERATIONS:(2)
Net (loss) income from discontinued operations	(36)	87	(141.4%)	170	233	(27.0%)
Net gain on disposition of discontinued operations	470		100.0%	470		100.0%
Minority interest attributable to discontinued operations	(55)	(9)	511.1%	(79)	(25)	216.0%

Total discontinued operations	379	78	385.9%	561	208	169.7%

NET INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	7,885	9,283	(15.1%)	26,349	32,198	(18.2%)
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE					(1,392)	100.0%

NET INCOME	$7,885	$9,283	(15.1%)	$26,349	$30,806	(14.5%)

Weighted average shares outstanding—basic	27,623	27,359		27,449	27,080
Weighted average shares outstanding—diluted	27,839	27,587		27,733	27,315

NET INCOME PER COMMON SHARE:
Net income per common share—basic	$0.29	$0.34	(14.7%)	$0.96	$1.14	(15.8%)

Net income per common share—diluted	$0.28	$0.34	(17.6%)	$0.95	$1.13	(15.9%)

(1)
Included in depreciation for the nine months ended September 30, 2002 is a non-cash charge of approximately $5.3 million for previously capitalized leasing costs, including leasing commissions and certain tenant improvements, related to the Company’s leases with Peregrine Systems, Inc.

(2)
In accordance with SFAS 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”, effective for financial statements issued after December 15, 2001, the net income and the net gain on disposition of properties sold subsequent to December 31, 2001 are reflected in the consolidated statement of operations as discontinued operations for all periods presented.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2002	2001	% Change	2002	2001	% Change
FUNDS FROM OPERATIONS:
Net Income	$7,885	$9,283	(15.1%)	$26,349	$30,806	(14.5%)
Adjustments:
Minority interest in earnings of Operating Partnership	1,239	1,027	20.6%	3,735	3,668	1.8%
Depreciation and amortization	14,516	12,123	19.7%	44,962	37,123	21.1%
Net gains on dispositions of operating properties	(470)	(2,468)	(81.0%)	(1,366)	(4,007)	(65.9%)
Cumulative effect of change in accounting principle					1,392	(100.0%)
Non-cash amortization of restricted stock grants(1)		547	(100.0%)		1,643	(100.0%)

Funds From Operations	$23,170	$20,512	13.0%	$73,680	$70,625	4.3%

Weighted average common shares/units outstanding—basic	31,918	30,421		31,360	30,303
Weighted average common shares/units outstanding—diluted	32,134	30,648		31,644	30,538
FFO per common share/unit—basic	$0.73	$0.67	9.0%	$2.35	$2.33	0.9%

FFO per common share/unit—diluted	$0.72	$0.67	7.5%	$2.33	$2.31	0.9%

FUNDS AVAILABLE FOR DISTRIBUTION:
Funds From Operations	$23,170	$20,512	13.0%	$73,680	$70,625	4.3%
Adjustments:
Amortization of deferred financing costs	457	408	12.0%	1,677	1,188	41.2%
Tenant improvements, leasing commissions and recurring capital expenditures	(2,394)	(2,240)	6.9%	(4,031)	(6,919)	(41.7%)
Net effect of straight-line rents(2)	(1,948)	(1,927)	1.1%	(3,079)	(4,514)	(31.8%)

Funds Available for Distribution	$19,285	$16,753	15.1%	$68,247	$60,380	13.0%

FAD per common share/unit—basic	$0.60	$0.55	9.1%	$2.18	$1.99	9.5%

FAD per common share/unit—diluted	$0.60	$0.55	9.1%	$2.16	$1.98	9.1%

(1)	Commencing January 1, 2002, non-cash amortization of restricted stock grants is not added back to calculate Funds From Operations.
(2)
This amount represents the straight-line rent income recognized during the period net of a reserve for bad debts. For the nine months ended September 30, 2002 and 2001, this amount was adjusted to reflect cash received and applied against the deferred rents receivable for the leases that terminated early.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Same Store Analysis(1)
($ in thousands)

	Same Store Analysis (GAAP Basis)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2002	2001	% Change	2002	2001	% Change
Total Same Store Portfolio
Number of properties	140	140		140	140
Square Feet	11,599,922	11,599,922		11,599,922	11,599,922
Percent of Stabilized Portfolio	90.6%	93.8%		90.6%	93.8%
Average Occupancy	94.4%	96.0%		95.1%	96.3%

Operating Revenues:
Rental income	$38,873	$39,591	(1.8%)	$117,979	$119,323	(1.1%)
Tenant reimbursements	4,765	5,447	(12.5%)	15,571	15,814	(1.5%)
Other income	182	34	435.3%	1,533	333	360.4%

Total operating revenues	43,820	45,072	(2.8%)	135,083	135,470	(0.3%)

Operating Expenses:
Property expenses	6,969	7,063	(1.3%)	19,808	19,941	(0.7%)
Real estate taxes	3,485	3,578	(2.6%)	10,382	10,733	(3.3%)
Ground leases	273	329	(17.0%)	897	986	(9.0%)

Total operating expenses	10,727	10,970	(2.2%)	31,087	31,660	(1.8%)

GAAP Net Operating Income	$33,093	$34,102	(3.0%)	$103,996	$103,810	0.2%

	Same Store Analysis (Cash Basis)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2002	2001	% Change	2002	2001	% Change
Total operating revenues	42,788	43,343	(1.3%)	133,044	130,816	1.7%
Total operating expenses	10,727	10,970	(2.2%)	31,087	31,660	(1.8%)

Cash Net Operating Income	$32,061	$32,373	(1.0%)	$101,957	$99,156	2.8%

(1)	Same store defined as all stabilized properties owned at January 1, 2001 and still owned at September 30, 2002.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Square Feet	Occupancy at:
		NOI	Sq. Ft.	Total	9/30/02	6/30/02	12/31/01
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	32	35.7%	25.5%	3,268,651	87.5%	85.3%	88.1%
Orange County	12	4.3%	4.3%	546,850	89.8%	90.3%	89.7%
San Diego	41	31.2%	24.1%	3,081,207	93.3%	99.2%	100.0%
Other	6	5.7%	5.5%	709,354	97.6%	97.8%	99.0%

Subtotal	91	76.9%	59.4%	7,606,062	91.0%	92.4%	93.9%

Industrial:
Los Angeles	7	3.0%	4.3%	554,490	79.3%	99.9%	99.4%
Orange County	53	18.8%	33.9%	4,343,168	98.1%	97.9%	98.3%
Other	2	1.3%	2.3%	295,417	100.0%	100.0%	100.0%

Subtotal	62	23.1%	40.6%	5,193,075	96.2%	98.3%	98.5%

OCCUPANCY BY REGION:
Los Angeles	39	38.7%	29.9%	3,823,141	86.3%	87.4%	89.8%
Orange County	65	23.1%	38.2%	4,890,018	97.1%	97.0%	97.3%
San Diego	41	31.2%	24.1%	3,081,207	93.3%	99.2%	100.0%
Other	8	7.0%	7.9%	1,004,771	98.3%	98.4%	99.3%

TOTAL STABILIZED PORTFOLIO	153	100.0%	100.0%	12,799,137	93.1%	94.8%	95.8%

RENOVATION PORTFOLIO:
Office:
Orange County	1			78,016

TOTAL PORTFOLIO	154			12,877,153

AVERAGE OCCUPANCY—STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	92.2%	95.9%	93.7%
Year-to-Date	91.8%	97.6%	94.2%

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	City/Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	91.9%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,878	100.0%
5151—5155 Camino Ruiz	Camarillo	4	265,372	87.0%
185 S. Douglas Street	El Segundo	1	62,150	3.5%
909 N. Sepulveda	El Segundo	1	248,148	100.0%
Kilroy Airport Center, El Segundo	El Segundo	3	706,302	98.3%
525 N. Brand Blvd.	Glendale	1	43,647	27.5%
Kilroy Airport Center, Long Beach	Long Beach	7	949,198	84.8%
12200 W. Olympic Blvd.	Los Angeles	1	151,000	41.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	88,338	90.4%
501 Santa Monica Blvd.	Santa Monica	1	70,089	88.0%
2829 Townsgate Road	Thousand Oaks	1	81,158	95.6%
23600—23610 Telo Avenue	Torrance	2	79,967	87.2%

Total Los Angeles Office		32	3,268,651	87.5%

Orange County, California
1240—1250 Lakeview Avenue	Anaheim	2	78,903	98.0%
4175 E. La Palma Avenue	Anaheim	1	42,790	50.0%
8101 Kaiser Blvd.	Anaheim	1	60,177	85.7%
Anaheim Corp. Center	Anaheim	4	157,758	92.0%
601 Valencia	Brea	1	60,891	100.0%
9451 Toledo Way	Irvine	1	27,200	100.0%
111 Pacifica	Irvine Spectrum	1	67,381	82.0%
2501 Pullman	Santa Ana	1	51,750	100.0%

Total Orange County Office		12	546,850	89.8%

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
5770 Armada Drive	Carlsbad	1	81,712	100.0%
12340 El Camino Real	Del Mar	1	89,168	100.0%
12348 High Bluff Drive	Del Mar	1	40,274	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 / 3611 / 3661 / 3811 Valley Centre Drive (Peregrine)	Del Mar	4	423,874	57.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	100.0%
15051 Ave of Science	Rancho Bernardo	1	70,617	100.0%
15073 Ave of Science	Rancho Bernardo	1	46,759	51.1%
15378 Ave of the Science	Rancho Bernardo	1	68,910	100.0%
15435 / 15445 Innovation Drive	Rancho Bernardo	2	103,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,000	100.0%
6290 Sequence Drive	Sorrento Mesa	2	152,415	100.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	7	411,339	100.0%
4690 Executive Drive	University Towne Center	1	50,929	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		41	3,081,207	93.3%

Other
3750 University Avenue	Riverside, CA	1	124,986	97.3%
4351 Latham Avenue	Riverside, CA	1	21,357	100.0%
4361 Latham Avenue	Riverside, CA	1	30,581	100.0%
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	97.4%

Total Other Office		6	709,354	97.6%

Total Office		91	7,606,062	91.0%

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Stabilized and Renovation Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial
Los Angeles, California
Walnut Park Bus. Center	Diamond Bar	3	165,685	99.0%
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%
2260 E. El Segundo Blvd.	El Segundo	1	113,820	0.0%
2265 E. El Segundo Blvd.	El Segundo	1	76,570	100.0%
2270 E. El Segundo Blvd.	El Segundo	1	6,362	100.0%

Total Los Angeles Industrial		7	554,490	79.3%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	100.0%
3130—3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	109,449	100.0%
Anaheim Tech Center	Anaheim	5	593,992	100.0%
La Palma Business Center	Anaheim	2	144,090	100.0%
Brea Industrial Complex	Brea	7	276,278	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
12752-12822 Monarch Street	Garden Grove	1	277,037	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	96.4%
13645—13885 Alton Parkway	Irvine	9	143,117	86.4%
17150 Von Karman	Irvine	1	157,458	100.0%
2055 S.E. Main Street	Irvine	1	47,583	100.0%
9401 Toledo Way	Irvine	1	244,800	100.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	107,130	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	54,720	0.0%

Total Orange County Industrial		53	4,343,168	98.1%

Other
5115 N. 27th Avenue	Phoenix, AZ	1	130,877	100.0%
3735 Imperial Highway	Stockton, CA	1	164,540	100.0%

Total Other Industrial		2	295,417	100.0%

Total Industrial		62	5,193,075	96.2%

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

					2nd Generation(6)					Weighted Average LeaseTerm (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	15	11	121,838	38,539	$14.41	$0.03	10.9%	11.4%	82.2%	50
Industrial	6	3	122,273	7,707	$1.95	$0.04	(0.5%)	(4.3%)	41.1%	54

Total	21	14	244,111	46,246	$7.26	$0.04	7.8%	7.0%	70.5%	52

Year-to-Date

					2nd Generation(6)					Weighted Average LeaseTerm (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.	Maintenance Capex Per Sq.Ft.(2)	Changes in Rents(3)	Changes in Cash Rents(4)	Retention Rates(5)
	New	Renewal	New	Renewal
Office	24	33	329,517	213,027	$9.47	$0.06	2.7%	(2.8%)	48.4%	59
Industrial	17	12	251,608	166,455	$2.24	$0.11	6.8%	(1.4%)	65.8%	67

Total	41	45	581,125	379,482	$6.04	$0.08	3.7%	(2.4%)	55.5%	62

(1)
Represents leasing activity for leases commencing during the current quarter and year-to date, respectively. Includes first and second generation space, net of month-to-month leases. Excludes leasing on new construction. First generation space is defined as the space first leased by the Company.

(2)	Calculated over entire stabilized portfolio.
(3)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space.
(4)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space.
(5)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.
(6)	Second generation calculations based on leases commencing during the current quarter and year-to date, respectively.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Recurring Capital Expenditures
($ in thousands)

	Q3 2002	Q2 2002	Q1 2002	YTD 2002
Capital Improvements
Office	$248	$157	$33	$438
Industrial	190	338	16	544

	438	495	49	982
Tenant Improvements & Leasing Commissions(1)
Office	1,814	599	289	2,702
Industrial	142	208	(3)	347

	1,956	807	286	3,049
Total
Office	2,062	756	322	3,140
Industrial	332	546	13	891

	$2,394	$1,302	$335	$4,031

(1)	Represents cash paid and leasing costs incurred for leases commencing during the period shown.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Lease Expiration Summary Schedule
($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2002	10	100,889	1.5%	$1,483	$14.70
2003	73	994,218	14.5%	13,580	13.66
2004	62	813,477	11.9%	17,576	21.61
2005	62	699,895	10.2%	15,496	22.14
2006	47	601,048	8.8%	13,840	23.03
2007	34	789,778	11.5%	14,100	17.85
2008	12	628,165	9.2%	14,793	23.35
2009	11	735,917	10.7%	15,937	21.66
2010	8	232,501	3.4%	5,328	22.92
2011 and beyond	19	1,252,800	18.3%	33,866	27.03

Subtotal	338	6,848,688	100.0%	$145,999	$21.32

INDUSTRIAL:
Remaining 2002	10	36,812	0.8%	$146	$3.97
2003	36	541,497	11.0%	3,554	6.56
2004	27	549,248	11.2%	3,923	7.14
2005	16	712,203	14.5%	5,289	7.43
2006	11	602,980	12.3%	4,531	7.51
2007	12	504,069	10.3%	3,487	6.92
2008	5	752,946	15.3%	5,203	6.91
2009	7	505,976	10.3%	3,183	6.29
2010	2	70,101	1.4%	512	7.30
2011 and beyond	5	631,406	12.9%	4,733	7.50

Subtotal	131	4,907,238	100.0%	$34,561	$7.04

TOTAL PORTFOLIO:
Remaining 2002	20	137,701	1.2%	$1,629	$11.83
2003	109	1,535,715	13.1%	17,234	11.16
2004	89	1,362,725	11.6%	21,499	15.78
2005	78	1,412,098	12.0%	20,785	14.72
2006	58	1,204,028	10.2%	18,371	15.26
2007	46	1,293,847	11.0%	17,587	13.59
2008	17	1,381,111	11.7%	19,996	14.48
2009	18	1,241,893	10.6%	19,120	15.40
2010	10	302,602	2.6%	5,840	19.30
2011 and beyond	24	1,884,206	16.0%	38,599	20.49

Total	469	11,755,926	100.0%	$180,560	$15.36

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2002.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule Detail by Region
($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2002	4	7,581	0.3%	$186	$24.54	2	12,540	2.6%	$204	$16.27
2003	28	560,916	20.0%	10,235	18.25	28	78,770	16.4%	1,183	15.02
2004	34	563,174	20.1%	13,578	24.11	14	125,543	26.0%	1,700	13.54
2005	28	205,909	7.3%	5,628	27.33	13	63,914	13.2%	1,272	19.90
2006	27	241,375	8.6%	7,277	30.15	9	46,977	9.7%	898	19.12
2007	14	133,149	4.8%	3,307	24.84	4	25,552	5.3%	352	13.78
2008	5	278,247	9.9%	8,177	29.39	3	116,258	24.1%	2,065	17.76
2009	7	425,076	15.2%	10,272	24.02	—	—	—	—	—
2010	5	54,109	1.9%	1,684	31.12	—	—	—	—	—
2011 and beyond	8	334,962	11.9%	6,462	19.29	1	13,213	2.7%	453	34.28

Subtotal	160	2,804,498	100.0%	$66,806	$23.82	74	482,767	100.0%	$8,127	$16.83

INDUSTRIAL:
Remaining 2002	6	11,812	2.7%	$112	$9.48	4	25,000	0.6%	$34	$1.36
2003	17	77,367	17.6%	652	8.43	19	464,130	11.1%	2,902	6.25
2004	10	121,318	27.6%	935	7.71	17	433,930	10.4%	2,988	6.89
2005	3	209,493	47.8%	2,155	10.29	13	502,710	12.0%	3,134	6.23
2006	—	—	—	—	—	10	432,440	10.4%	3,351	7.75
2007	3	12,238	2.8%	122	9.97	9	491,831	11.8%	3,365	6.84
2008	—	—	—	—	—	5	752,946	18.0%	5,203	6.91
2009	1	6,362	1.5%	101	15.88	6	499,614	12.0%	3,082	6.17
2010	—	—	—	—	—	2	70,101	1.7%	512	7.30
2011 and beyond	—	—	—	—	—	4	500,529	12.0%	3,941	7.87

Subtotal	40	438,590	100.0%	$4,077	$9.30	89	4,173,231	100.0%	$28,512	$6.83

TOTAL PORTFOLIO:
Remaining 2002	10	19,393	0.6%	$298	$15.37	6	37,540	0.8%	$238	$6.34
2003	45	638,283	19.7%	10,887	17.06	47	542,900	11.7%	4,085	7.52
2004	44	684,492	21.1%	14,513	21.20	31	559,473	12.0%	4,688	8.38
2005	31	415,402	12.8%	7,783	18.74	26	566,624	12.2%	4,406	7.78
2006	27	241,375	7.4%	7,277	30.15	19	479,417	10.3%	4,249	8.86
2007	17	145,387	4.5%	3,429	23.59	13	517,383	11.1%	3,717	7.18
2008	5	278,247	8.6%	8,177	29.39	8	869,204	18.7%	7,268	8.36
2009	8	431,438	13.3%	10,373	24.04	6	499,614	10.7%	3,082	6.17
2010	5	54,109	1.7%	1,684	31.12	2	70,101	1.5%	512	7.30
2011 and beyond	8	334,962	10.3%	6,462	19.29	5	513,742	11.0%	4,394	8.55

Total	200	3,243,088	100.0%	$70,883	$21.86	163	4,655,998	100.0%	$36,639	$7.87

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2002.
(2)	Reflects annualized base rent calculated on a straight-line basis.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Lease Expiration Schedule Detail by Region
($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2002	1	52,540	1.8%	$654	$12.45	3	28,228	4.1%	$439	$15.55
2003	2	107,128	3.7%	1,437	13.41	15	247,404	36.1%	725	2.93
2004	1	50,929	1.8%	960	18.85	13	73,831	10.8%	1,338	18.12
2005	4	304,454	10.6%	3,824	12.56	17	125,618	18.3%	4,772	37.79
2006	3	190,209	6.6%	3,147	16.54	8	122,487	17.9%	2,518	20.56
2007	7	548,878	19.1%	8,753	15.95	9	82,199	12.0%	1,688	20.54
2008	4	233,660	8.1%	4,551	19.48	—	—	—	—	—
2009	3	305,378	10.6%	5,530	18.11	1	5,463	0.8%	135	24.71
2010	3	178,392	6.2%	3,644	20.43	—	—	—	—	—
2011 and beyond	10	904,625	31.5%	26,951	29.79	—	—	—	—	—

Subtotal	38	2,876,193	100.0%	$59,451	$20.67	66	685,230	100.0%	$11,615	$16.95

INDUSTRIAL:
Remaining 2002	—	—	—	—	—	—	—	—	—	—
2003	—	—	—	—	—	—	—	—	—	—
2004	—	—	—	—	—	—	—	—	—	—
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	1	164,540	55.7%	1,180	7.17
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011 and beyond	—	—	—	—	—	1	130,877	44.3%	792	6.05

Subtotal	—	—	—	—	—	2	295,417	100.0%	$1,972	$6.68

TOTAL PORTFOLIO:
Remaining 2002	1	52,540	1.8%	$654	$12.45	3	28,228	2.9%	$439	$15.55
2003	2	107,128	3.7%	1,437	13.41	15	247,404	25.2%	725	2.93
2004	1	50,929	1.8%	960	18.85	13	73,831	7.5%	1,338	18.12
2005	4	304,454	10.6%	3,824	12.56	17	125,618	12.8%	4,772	37.99
2006	3	190,209	6.6%	3,147	16.54	9	287,027	29.3%	3,698	12.88
2007	7	548,878	19.1%	8,753	15.95	9	82,199	8.4%	1,688	20.54
2008	4	233,660	8.1%	4,551	19.48	—	—	—	—	—
2009	3	305,378	10.6%	5,530	18.11	1	5,463	0.6%	135	24.71
2010	3	178,392	6.2%	3,644	20.43	—	—	—	—	—
2011 and beyond	10	904,625	31.5%	26,951	29.79	1	130,877	13.3%	792	6.05

Total	38	2,876,193	100.0%	$59,451	$20.67	68	980,647	100.0%	$13,587	$13.86

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2002.
(2)	Reflects annualized rent calculated on a straight-line basis.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants
($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues	Percentage of Total Rentable Square Feet
Office Properties:
The Boeing Company	$17,971	1,080,662	9.8%	8.4%
Peregrine Systems, Inc.(2)	7,044	241,747	3.8%	1.9%
DirecTV, Inc.	6,663	182,463	3.6%	1.4%
Diversa Corporation	4,686	136,908	2.6%	1.1%
Epson America, Inc.	4,251	166,575	2.3%	1.3%
Brobeck, Phleger & Harrison	4,223	161,500	2.3%	1.3%
Newgen Results Corporation	3,445	102,875	1.9%	0.8%
Scan Health Plan	3,429	119,219	1.9%	0.9%
Epicor Software Corporation	3,417	172,778	1.9%	1.3%
Intuit, Inc.	3,150	212,214	1.7%	1.7%

Total Office Properties	$58,279	2,576,941	31.8%	20.1%

Industrial Properties:
Celestica California, Inc.	$2,493	303,533	1.4%	2.4%
Qwest Communications Corporation	2,422	244,800	1.3%	1.9%
Mattel, Inc.	2,023	192,053	1.1%	1.5%
Packard Hughes Interconnect	1,700	157,458	0.9%	1.2%
Targus, Inc.	1,481	266,093	0.8%	2.1%
NBTY Manufacturing, LLC	1,461	286,139	0.8%	2.2%
Southern Plastic Mold, Inc.	1,210	188,000	0.7%	1.5%
Kraft Foods, Inc.	1,185	164,540	0.7%	1.3%
Extron Electronics	960	157,730	0.5%	1.2%
Ricoh Electronics	809	100,000	0.4%	0.8%

Total Industrial Properties	$15,744	2,060,346	8.6%	16.1%

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)
In September 2002, Peregrine Systems, Inc. filed for bankruptcy. As part of the bankruptcy filing, Peregrine filed a motion to reject two leases it has with the Company encompassing 52,375 and 129,752 rentable square feet. Peregrine continues to lease two buildings encompassing 241,747 rentable square feet, of which 64,946 rentable square feet are subleased to other tenants. Of the annual base rental revenues of $7.0 million, the Peregrine leases contribute approximately $4.9 million and the executed subleases contribute approximately $2.1 million.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Summary of Tenants Representing 5.0% or Greater of Annual Base Rental Revenue
($ in thousands)

The Boeing Company	Rentable Square Feet	Annual Base Rental Revenues(1)	Lease Expiration Date

Boeing Satellite Systems

2260 E. Imperial Highway, El Segundo	293,261	$7,499	July 31, 2004
909 N. Sepulveda, El Segundo	248,148	2,978	February 28, 2003(2)
1231 N. Miller Street, Anaheim	113,242	684	March 31, 2009
2240 E. Imperial Highway, El Segundo	101,564	1,729	January 31, 2004
2250 E. Imperial Highway, El Segundo	7,791	271	November 30, 2004

	764,006	13,161

Boeing MTA (Military Transport Aircraft)

3760 Kilroy Airport Way, Long Beach	24,536	686	December 31, 2002(2)
3760 Kilroy Airport Way, Long Beach	26,620	831	December 31, 2002(2)

	51,156	1,517

Boeing Airplane-on-Ground Division

17930 Pacific Highway, Seattle	211,139	1,769	December 31, 2002

Boeing Capital Corporation

3780 Kilroy Airport Way, Long Beach	43,636	1,223	September 30, 2005

Boeing Realty Corporation

3760 Kilroy Airport Way, Long Beach	10,725	301	August 31, 2005

Total	1,080,662	$17,971

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	Boeing has informed the Company that it intends to vacate the space upon lease expiration.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Summary of Peregrine Systems, Inc. Leases
($ in thousands)

	Rentable	Annual Base	Lease
	Square	Rental	Expiration
Peregrine Systems, Inc.	Feet	Revenues (1)	Date

Motion Filed to Reject(4)

Building 1—3579 Valley Centre Drive	52,375	$1,682
Building 3—3661 Valley Centre Drive	129,752	4,308
Building 4—3721 Valley Centre Drive(2)	114,780	—

	296,907	5,990

Leases Not Rejected(4)

Building 2—3611 Valley Centre Drive	129,680	3,779	April 30, 2012
Building 5—3811 Valley Centre Drive(3)	112,067	3,265	July 31, 2011

	241,747	7,044

Total	538,654	$13,034

(1)	Reflects annualized rent calculated on a straight-line basis.
(2)	Building 4 was under construction when Peregrine previously surrendered it back to KRC. The Building has been 100% released to a third-party tenant.
(3)	Includes 64,496 rentable square feet of executed subleases with annual base rental revenues of approximately $2.1 million.
(4)
In September 2002 Peregrine filed for bankruptcy. As part of the bankruptcy filing, Peregrine filed a motion to reject three leases it has with the Company. Peregrine did not file to reject the remaining two leases.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

2002 Acquisitions and Dispositions
($ in thousands)

ACQUISITIONS:
Project	Location	Type	Month of Acquisition	Square Feet	Purchase Price(1)
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
2525 Pullman	Santa Ana	Industrial	August	107,130	$8,083

TOTAL YEAR-TO-DATE ACQUISITIONS				107,130	$8,083

DISPOSITIONS:

Project	Location	Type	Month of Disposition	Square Feet	Sales Price
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
3990 Ruffin Road	San Diego	Office	September	45,634	$6,492

TOTAL YEAR-TO-DATE DISPOSITIONS				45,634	$6,492

(1)	Includes all closing costs at September 30, 2002.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Stabilized Development
($ in thousands)

Project	Location	Type	Start Date	Completion Date	Rentable Square Feet	Total Est. Investment	% Occupied	% Leased
1st QUARTER:
15051 Ave of Science (ICC Lot 12)	Rancho Bernardo, CA	Office	2Q 2000	2Q 2001	70,617	$15,179	100%	100%
4939 Directors Place (Gateway Lot 4)	Sorrento Mesa, CA	Office	2Q 2001	1Q 2002	60,662	16,764	100%	100%

Subtotal					131,279	31,943	100%	100%

2nd QUARTER:
23975 Park Sorrento (Calabasas Ph II)	Calabasas, CA	Office	2Q 2000	2Q 2001	100,592	22,412	92%	97%
15073 Ave of Science (ICC Lot 8)	Rancho Bernardo, CA	Office	2Q 2000	2Q 2001	46,759	9,377	51%	100%
10390 Pacific Center Court (PCC Lots 25&27)	Sorrento Mesa, CA	Office	2Q 2001	4Q 2001	68,400	17,823	100%	100%

					215,751	49,612	86%	99%

3rd QUARTER:
12340 El Camino Real (Brobeck Expansion)	Del Mar, CA	Office	3Q 2001	3Q 2002	89,168	24,347	100%	100%

					89,168	24,347	100%	100%

TOTAL YEAR-TO-DATE STABILIZED DEVELOPMENT					436,198	$105,902	93%	99%

Some of the enclosed information presented in this supplemental and on the Company’s October 29, 2002 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 29, 2002 conference call might not occur.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

In-Process and Committed Development Projects
($ in thousands)

Project	Location	Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment	Total Costs as of 9/30/2002	% Leased
			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
12100 W. Olympic Blvd. (WMC III)	West LA, CA	Office	4Q 2000	2Q 2002	2Q 2003	151,000	$60,515	$45,020	23	%(2)
999 Sepulveda (Imperial & Sepulveda)	El Segundo, CA	Office	1Q 2001	3Q 2002	3Q 2003	133,678	44,406	35,409	0%
3721 Valley Centre Drive (Peregrine Bldg 4)(3)	Del Mar, CA	Office	3Q 2001	3Q 2002	3Q 2003	114,780	31,330	23,392	100%

Subtotal						399,458	136,251	103,821	37%

PROJECTS UNDER CONSTRUCTION:
12400 High Bluff (San Diego Corporate Center)	Del Mar, CA	Office	2Q 2002	3Q 2003	3Q 2004	208,961	62,406	28,757	84%

Subtotal						208,961	62,406	28,757	84%

TOTAL PROJECTS IN LEASE UP AND UNDER CONSTRUCTION						608,419	198,657	132,578	53%

COMMITTED DEVELOPMENT:
None

TOTAL IN-PROCESS AND COMMITTED DEVELOPMENT PROJECTS:						608,419	$198,657	$132,578	53%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.
(2)	Certain aspects of this lease are subject to governmental approval.
(3)
3721 Valley Centre Drive was previously committed to Peregrine Systems, Inc. Peregrine surrendered the building back to the Company in June 2002. The building has been 100% released to an unaffiliated third party tenant.

Some of the enclosed information presented in this supplemental and on the Company’s October 29, 2002 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 29, 2002 conference call might not occur.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Future Development Pipeline
($ in thousands)

Project	Location	Type	Total Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 9/30/2002
SAN DIEGO COUNTY:
Innovation Corporate Center—Lot 2	Rancho Bernardo, CA	Office	3.0	51,187	$10,672	$2,834
Innovation Corporate Center—Lot 4	Rancho Bernardo, CA	Office	3.4	75,000	14,220	3,410
Innovation Corporate Center—Lot 9	Rancho Bernardo, CA	Office	3.2	65,867	13,082	3,392
Innovation Corporate Center—Lot 10	Rancho Bernardo, CA	Office	2.2	37,405	8,345	2,326
Pacific Corporate Center—Lots 3, 4 & 6	Sorrento Mesa, CA	Office	10.9	225,000	49,911	13,142
Pacific Corporate Center—Lot 8	Sorrento Mesa, CA	Office	5.0	95,000	26,396	6,656
Santa Fe Summit—Phase I	56-Corridor, CA	Office	7.6	150,000	34,825	6,586
Santa Fe Summit—Phase II	56-Corridor, CA	Office	7.6	150,000	34,257	6,585
Sorrento Gateway—Lot 1	Sorrento Mesa, CA	Office	3.4	61,000	16,830	3,756
Sorrento Gateway—Lot 2	Sorrento Mesa, CA	Office	4.4	80,000	24,358	6,943
Sorrento Gateway—Lot 3	Sorrento Mesa, CA	Office	3.4	60,000	19,482	4,875
Sorrento Gateway—Lot 7	Sorrento Mesa, CA	Office	4.1	57,000	19,644	6,214

TOTAL FUTURE DEVELOPMENT PIPELINE			58.2	1,107,459	$272,022	$66,719

Some of the enclosed information presented in this supplemental and on the Company’s October 29, 2002 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Business Risks” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2001. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 29, 2002 conference call might not occur.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Capital Structure
At September 30, 2002
($ in thousands)

	Shares/Units at September 30, 2002	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		473,268	28.0%
Unsecured Line of Credit		300,000	17.7%

Total Debt		$773,268	45.7%

EQUITY:
8.075% Series A Cumulative Redeemable Preferred Units(1)	1,500,000	$750,000	4.4%
9.375% Series C Cumulative Redeemable Preferred Units(1)	700,000	35,000	2.1%
9.250% Series D Cumulative Redeemable Preferred Units(1)	900,000	45,000	2.8%
Common Units Outstanding(2)	4,236,752	100,453	5.8%
Common Shares Outstanding(2)	27,928,080	662,175	39.2%

Total Equity		$917,628	54.3%

TOTAL MARKET CAPITALIZATION		$1,690,896	100.0%

(1)	Value based on $50.00 per share liquidation preference.
(2)	Valued based on closing share price of $23.71 at September 30, 2002.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Debt Analysis
At September 30, 2002
($ in thousands)

TOTAL DEBT COMPOSITION

	% of Total Debt	Weighted Average
		Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	61.2%	6.6%	5.5
Unsecured Debt	38.8%	5.2%	2.5
Floating vs. Fixed Rate Debt:
Fixed Rate Debt(1),(2),(4)	69.3%	7.2%	5.2
Floating Rate Debt(3)	30.7%	3.4%	2.3

Total Debt		6.0%	4.3

Total Debt Including Loan Fees		6.4%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$425,000	$300,000	March 2005

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$3.5	$10.6

(1)	The Company currently has an interest-rate swap agreement, which expires in November 2002, to fix LIBOR on $150 million of its floating rate debt at 5.48%.
(2)	The Company currently has an interest-rate swap agreement, which expires in January 2005, to fix LIBOR on $50 million of its floating rate debt at 4.46%.
(3)	The Company currently has interest-rate cap agreements, which expire in January 2005, to cap LIBOR on $100 million of its floating rate debt at 4.25%.
(4)
The percentage of fixed rate debt to total debt does not take into consideration the portion of floating rate debt capped by the Company's interest-rate cap agreements. Including the effects of the interest-rate cap agreements, the Company had fixed or capped approximately 82.2% of its total outstanding debt at September 30, 2002.

KILROY REALTY CORPORATION
Third Quarter 2002 Supplemental Financial Report

Debt Analysis
At September 30, 2002
($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date	2002	2003	2004	2005	2006	After 2006	Total
Unsecured Debt:
Floating	3.34%	3/15/2005				$300,000			$300,000
Secured Debt:
Floating	3.63%	10/29/2003		75,671					75,671
Floating	3.57%	6/29/2004	83	347	20,631				21,061
Floating	3.67%	9/29/2004			9,532				9,532
Fixed	8.35%	1/31/2005	400	1,690	1,837	72,983			76,910
Fixed	8.45%	12/1/2005	183	578	629	10,295			11,685
Floating	3.57%	1/1/2006					31,000		31,000
Fixed	6.51%	8/12/2007	66	205	219	234	249	17,027	18,000
Fixed	7.21%	8/12/2007	46	144	155	166	179	4,310	5,000
Fixed	7.20%	4/1/2009	435	1,834	1,970	2,117	2,274	80,435	89,065
Fixed	6.70%	1/10/2012	218	911	973	1,040	1,112	75,251	79,505
Fixed	8.21%	10/1/2013	122	386	419	455	494	4,632	6,508
Fixed	8.26%	11/1/2014	179	651	708	770	837	19,271	22,416
Fixed	7.15%	5/1/2017	351	1,104	1,185	1,273	1,367	21,635	26,915

	5.17%		2,083	83,521	38,258	89,333	37,512	222,561	473,268

Effect of SWAPS	0.87%

Total	6.04%		$2,083	$83,521	$38,258	$389,333	$37,512	$222,561	$773,268

HEDGING INSTRUMENTS

Notional Amount	Instrument	Rate	Maturity
$150,000	Swap	5.48%	11/2002
50,000	Cap	4.25%	01/2005
50,000	Cap	4.25%	01/2005
50,000	Swap	4.46%	01/2005

$300,000